SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: October 5, 2013

XSUNX, INC.

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(Exact name of registrant as specified in its charter)

Colorado                     000-29621                     84-1384159

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(State or other               (Commission                (IRS Employer

jurisdiction of

File Number)

Identification No.)

incorporation)

65 Enterprise, Aliso Viejo, CA 92656

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(New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act

            (17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

            (17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the

            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the

            Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment of Existing Promissory Note

As previously disclosed by XsunX, Inc. (the “Company”) in its Annual Report on Form 10-K for the year ended  September 30, 2012, filed on  January 11, 2013, the Company, in exchange for a promissory note (the “Note”) that had matured on September 30, 2012, issued in November 2012 a new unsecured 12% convertible promissory exchange note (the “Exchange Note”) for the remaining accrued principal and interest totaling $385,863.  The Exchange Note had a  maturity date of September 30, 2013.

On September 30, 2013, the Exchange Note had an outstanding balance of $293,496, including accrued interest.  Effective September 30, 2013, the Company and the Holder entered into an Extension and Amendment Agreement (“Amendment Agreement”), under which the Company issue an Amended and Restated 12% Promissory Note (the “Amended Note.”)

The Amended Note provides for, among other things, an extension of the maturity date to September 30, 2014, and amended the conversion price to be 60% of the lowest volume weighted average price (“VWAP”) occurring during the twenty trading days preceding any conversion date by Holder. The balance of provisions remained substantially the same. No additional cash consideration was provided or exchanged.

Issuance of Convertible Promissory Notes

On August 20, 2013, and October 16, 2013, the Company issued securities purchase agreements to an unrelated third party providing for the sale of two 8% convertible promissory notes (the “Convertible Notes”) in the amount of $32,500 and $37,500 respectively. The Convertible Notes were issued to an existing holder under terms substantially similar to previous Convertible Notes. After one hundred and eighty days from the date consideration is provided to the Company, the Convertible Notes can be converted into shares of common stock at a conversion price of 60% of the average lowest three (3) closing bid prices for the common stock, during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date. Each of the Convertible Notes mature nine months after the date of issuance. The Company has the right to redeem a portion or all amounts outstanding under the Convertible Notes prior to one hundred and eighty one days from issuance of the Convertible Notes under a variable redemption rate premium.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.02 Unregistered Sales of Equity Securities.

Issuance of Convertible Promissory Notes

The information set forth in Item 2.03 is incorporated by reference into this Item 3.02.

Issuance of Shares for Services

For services provided between July 1, 2013 and September 30, 2013, the Company issued in September 2013, an aggregate of 3,908,171 shares of its restricted common stock to a consultant in lieu of cash consideration at a fair value of $26,200.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Conversion of Notes

Between August 14, 2013 and November 5, 2013, holders of convertible promissory notes converted an aggregate principal and interest amount of $290,172 into an aggregate of 121,632,410 shares of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Issuance of Convertible Promissory Notes for Services to Related Parties

On October 1, 2013, the Company issued  a total of $48,000 in unsecured Convertible Promissory Notes (the “Promissory Notes”) in the amount of $12,000 each to Board members Joseph Grimes, Tom Anderson, Dr. Michael Russak, and Oz Fundlingsland (the “Holders”) in exchange for their services as directors during the fiscal year ending September 30, 2014.  The Promissory Notes can be converted into shares of common stock by the Holder at the lesser of (a) $0.005(representing 125% of the market closing price on the date the Promissory Note was issued) and (b) the average of the three (3) closing share prices occurring immediately preceding the applicable conversion date. The Promissory Notes mature on October 1, 2015, and bear zero (0%) percent interest during the first 12 months from the date of issuance, and can be paid by the Company at any time upon first providing the Holder with a three-day advance notice. If the Promissory Note is not paid in full by the Company, or through conversion by the Holder, on or before the first anniversary, a one-time interest charge of 10% shall be applied to any reaming principal sum. So long as any shares issuable under a conversion are subject to transfer and sale restrictions imposed pursuant to SEC Rule 144 of the Rules promulgated under the Securities Act of 1933, the Company shall, upon written request by Holder, file Form S-8, if applicable, with the U.S. Securities and Exchange commission to register the issued shares.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Item 7.01 Regulation FD Disclosure.

 Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 16, 2013, the Company issued a press release (the “Press Release”) announcing the launch of its planned business expansion to include solar power project development and construction services. The Press Release further outlined that the Company had received California State licensing necessary to initiate the new services and to allow it to market and enter into agreements for the solar power project development and construction services.

A copy of the Press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Form of Extension and Amendment Agreement and 12% Amended and Restated Promissory Note

10.2	Form of Convertible Promissory Notes used in connection with the issuance October 1, 2013, of convertible promissory Notes for services.

10.3	Form of Securities Purchase Agreements and Convertible Promissory Notes used in connection with the sale in August 20, 2013, and October 16, 2013 of convertible promissory Notes. (1)
99.1	Press Release by XsunX, Inc., dated October 16, 2013.

(1)	Incorporated by reference to exhibits included with the Company’s Report on Form 10-K filed with the Securities and Exchange Commission dated December 29, 2011 Exhibit 10.10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSUNX, INC.

Date: November 12, 2013	By:	/s/ Tom M. Djokovich
Tom M. Djokovich
Title: CEO/Secretary